Abeona
THERAPEUTICS

Topline results from EB-101 pivotal phase 3 VIITAL™ study



Note regarding forward-looking statements

This presentation contains certain statements that may be forward-looking within the meaning of Section 27a of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements relating to the product portfolio and pipeline and clinical programs of Abeona Therapeutics Inc. (the "Company"), the market opportunities for all of the Company's products and product candidates, and the Company's goals and objectives. In some cases, you can identify forward-looking statements because they contain words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "potential," "should," "target," "will," or "would" or the negative of these words or other similar terms or expressions. These statements are subject to numerous risks and uncertainties, including but not limited to our financial performance and ability to access the capital markets our ability to find a potential commercialization partner for EB-101; our ability to increase our authorized capital; our ability to fund our operating expenses and capital expenditure requirements for at least the next 12 months given our existing cash, cash equivalents and short-term investments; development of our novel AAV-based gene therapy platform technology; the outcome of any interactions with the U.S. Food and Drug Administration or other regulatory agencies relating to any of our products or product candidates; our ability to manufacture cell and gene therapy products and produce an adequate product supply to support clinical trials and potentially future commercialization; our ability to meet our obligations contained in license agreements to which we are party; as well as risks, uncertainties, and other factors described in "Risk Factors" and elsewhere in the Company's Annual Report on Form 10-K for the year ended December 31, 2021 and other reports filed by the Company with the Securities and Exchange Commission.

This presentation does not constitute an offer or invitation for the sale or purchase of securities or to engage in any other transaction with the Company or its affiliates. The information in this presentation is not targeted at the residents of any particular country or jurisdiction and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local laws or regulations. The Company undertakes no obligations to make any revisions to the forward-looking statements contained in this presentation or to update them to reflect events or circumstances occurring after the date of this presentation, whether as a result of new information, future developments or otherwise, except as required by law.

Agenda

Large chronic RDEB wounds are the most painful, hard to treat wounds that inflict the greatest burden on patients & their families

EB-101's unique value proposition

EB-101 is the only investigative therapy targeting **large chronic** wounds, demonstrating **wound healing** and **pain reduction** with multiple years of **durability** after treatment[1,2]

1. https://clinicaltrials.gov/ct2/show/NCT04227106 2. So et al. Orphanet Journal of Rare Diseases (2022) 17:377

Positive VIITAL results: EB-101 delivers clinically meaningful wound healing and pain reduction in large chronic RDEB wounds

Statistically significant improvement vs. control at 6 months:

- ≥50% wound healing rate (co-primary endpoint)
- Pain reduction (co-primary endpoint)
- ≥75% wound healing rate (exploratory endpoint)
- Complete wound healing (secondary endpoint)

EB-101 was well-tolerated with no serious treatment-related adverse events observed, consistent with past clinical experience

≥50% wound healing at 6 months:[1]

81% vs. **16%** P<0.0001

EB-101 treated wounds | control untreated wounds

Mean pain reduction associated with wound dressing changes (using Wong-Baker FACES scale) at 6 months:[2]

3.07 vs. **0.90** P=0.0002

EB-101 treated wounds | control untreated wounds

1. Two-sided p-value calculated from permutation test using randomized wound pairs (n=43)
2. Two-sided p-value calculated from permutation test using randomized wound pairs (n=42)



Recessive dystrophic epidermolysis bullosa (RDEB) and EB-101

Vish Seshadri
Chief Executive Officer

Recessive dystrophic epidermolysis bullosa (RDEB) is a painful disease with lifelong burden afflicting thousands of U.S. patients

- Inherited connective tissue disorder with debilitating pain and systemic complications leading to early death
- Primarily characterized by skin blisters and erosions
- Caused by mutations in COL7A1 gene, which encodes type VII collagen
- Estimated 3,850 U.S. patients[1]
- Up to 80% of patient's body covered in wounds, leading to:
  - Severe pain and widespread scarring
  - Numerous debilitating and life-threatening systemic complications
  - Inflammation, infections, loss of heat - high metabolic rate and malnutrition
  - 75-90% risk of developing squamous cell carcinoma (SCC)
- Heavy clinical, economic and humanistic burden with no approved treatment or cure



50% of generalized severe patients die before 35

75% die before 40

1. Eichstadt S, Tang JY, Solis DC, Siprashvili Z, Marinkovich MP, Whitehead N, Schu M, Fang F, Erickson SW, Ritchey ME, Colao M, Spratt K, Shaygan A, Ahn MJ, Sarin KY. From Clinical Phenotype to Genotypic Modelling: Incidence and Prevalence of Recessive Dystrophic Epidermolysis Bullosa (RDEB). Clin Cosmet Investig Dermatol. 2019 Dec 24;12:933-942. doi: 10.2147/CCID.S232547. Erratum in: Clin Cosmet Investig Dermatol. 2021 Jun 21;14:679. PMID: 31920360; PMCID: PMC6935313.

EB-101 restores functional collagen VII to patient's own cells


HEALTHY SKIN
RDEB SKIN WITH OPEN WOUND
EB-101 TREATED SKIN
Basal keratinocytes
Basement membrane zone
Laminin 5/332
Collagen I/III
Anchoring fibrils-collagen VII
Fibroblasts
1. BIOPSY
Two small skin biopsies are taken at the clinic and sent to Abeona for processing
2. SKIN CELL ISOLATION
Skin cells are expanded and prepared for the next step
Functional Type VII collagen gene transfer
3. EXPANSION
Skin cells are expanded and harvested as 5.5 x 7.5 cm sheets
Gene-corrected skin cells
4. MATURATION
Gene-corrected epidermal sheet
5. TRANSPLANTATION



Phase 3 VIITAL study topline results

Igor Grachev, M.D., Ph.D.
Head of Clinical Development

Phase 3 VIITAL study evaluated EB-101 for wound healing and pain reduction using intra-patient randomization of wounds

VIITAL™
PHASE 3 STUDY

FDA-aligned endpoints include ≥50% wound healing and mean pain reduction after 6 months

Target Enrollment:

- ~36 wound pairs in 10–15 patients
- Age ≥6 years
- Minimum two large chronic* wounds per patient

Randomized wound pairs

EB-101 & Control

Non-randomized wounds**

EB-101 treated, not included in primary analysis

Co-Primary Endpoints:

- ≥50% wound healing at Week 24***
- Reduction in pain severity (Wong-Baker FACES scale) associated with wound dressing changes at Week 24

Secondary Endpoint:

- Complete wound healing at Week 24***

Select Exploratory Endpoint:

- ≥75% wound healing at Week 24***

*Large = >20 cm^2 surface area; Chronic = Open for >6 months ** Wounds with no matching control wound ***Week 24 result confirmed at Week 26

VIITAL study baseline characteristics

# patients treated	• 11 patients (every patient biopsied received EB-101 treatment)
# large chronic wounds	• 43 treated wounds vs. 43 paired untreated wounds (randomized) • 14 non-randomized treated wounds
Age (years)	• Mean: 22.5; Range: 6 to 40
Body surface area (BSA) covered by EB-101 per patient (cm^2)	• **Randomized treated:** Mean (SD): 156.4 (41.8); Range: 80 to 200 • **Non-randomized treated:** Mean (SD): 80.0 (46.2); Range: 40 to 160
Wound duration (years remained chronically open)	• **Randomized treated:** Mean (SD): 6.2 years (7.0 years) • **Randomized control:** Mean (SD): 6.3 years (6.7 years) • **Non-randomized treated:** Mean (SD): 3.8 years (2.6 years)
Pain severity (0-10 scale)	• **Randomized treated:** Mean (SD): 5.12 (3.13) • **Randomized control:** Mean (SD): 4.38 (3.04) • **Non-randomized treated:** Mean (SD): 6.62 (3.50)

Handling of missing data for primary analysis

≥50% wound healing rate

- Wounds with missing wound healing data are considered as “not healed” for the primary analysis
- Four randomized wound pairs from one patient fall into this category

Pain reduction analysis

- Wound pairs with missing pain data at baseline are excluded from the primary analysis
- One randomized wound pair falls into this category

Significantly more wounds achieved ≥50% healing and showed significant pain reduction with EB-101

% Wounds with ≥50% Healing
at six months vs. baseline



n=43 wound pairs
p-value: <0.0001
81%
16%
EB-101
Control

Mean Pain Reduction*
from baseline at 6 months



EB-101
Control
n=43
3.07
n=42
0.90

The **mean pairwise difference** across patients in pain reduction was 2.23 with p=0.0002 and sample size of 42 wound pairs in 11 patients.

* Pain severity on 0-10 scale with scoring in increments of 2 (ie. 0, 2, 4, 6, 8, 10).

EB-101 showed greatest pain reduction benefit in wounds with severe baseline pain


Mean Pain Reduction in EB-101 Treated Wounds
(incl Randomized and Non-randomized)
from baseline at 6 months
All treated wounds
All treated wounds with baseline pain ≥6
n=53
3.51
n=27
5.70

Abeona THERAPEUTICS

Greater wound healing is associated with greater magnitude in pain reduction

Mean Pain Reduction
from baseline at 6 months



<50% healing
≥50% healing
≥75% healing
Complete healing
n=8
1.75
n=35
3.37
n=28
3.86
n=7
5.14

EB-101 significantly improved wound healing vs. control across all levels of healing


% Wounds that Met or Exceeded Healing Threshold Indicated
at six months vs. baseline (n=43)
81%
16%
p-value:
<0.0001
65%
7%
p-value:
<0.0001
16%
0%
p-value:
0.0160
EB-101
Control
≥50% Healing
≥75% Healing
Complete Healing*

* Complete wound healing is defined as re-epithelialization with no drainage or erosion and presence of only minor crusting.

Stringent criteria applied to score wounds as completely healed

- Complete re-epithelialization with no drainage or erosion
- No major crusting as adjudged by investigator (subjective)
  - In VIITAL, with any crusting, inability to verify underlying epithelial formation led to wound scored as not having met complete healing
- No control wounds were scored as completely healed at week 24 (with week 26 confirmation)
- Following slides show examples of wounds that were ≥75% healed but not scored as completely healed

Example of ≥75% healed after EB-101 treatment (upper left thigh)

Baseline



Surgery



Week 24



Tattooed wounds scored as >75% healed but not complete wound healing at Week 24

Source: VIITAL patient

Example of ≥75% healed after EB-101 treatment (right medial and lateral scapula)

Baseline	Surgery	Week 24


B3
B4


B3
B4


B3
B4

B3 scored as >75% healed but not complete wound healing at Week 24

B3 (treated wound)
B4 (untreated control)

Source: VIITAL patient

Examples of ≥75% and complete wound healing after EB-101 treatment (upper trunk)

Baseline


B4
E9

Surgery


B4
E9

Week 24


B4
E9

B4 (treated wound)
E9 (treated wound)

B4 scored as >75% healed at Week 24
E9 scored as complete wound healing at Week 24

Source: VIITAL patient

EB-101 was shown to be well tolerated in VIITAL, consistent with past clinical trial experience

- There were **no treatment-related serious adverse events** (SAEs) reported and no safety signal observed in the VIITAL study nor in the duration of the clinical development program. Two subjects (2/11, 18.2%) reported at least one serious adverse event (SAE) unrelated to EB-101.
- No deaths, **no instances of positive replication-competent retrovirus** (RCR) results and **no systemic immunologic responses** were reported during the study, as well as **no SCC at treatment sites** after application of EB-101 treatment.
- Four subjects (4/11, 36.4%) reported related treatment emergent adverse events (TEAEs), including procedural pain, muscle spasms and pruritis.
- Infections not related to EB-101 were observed in 8 subjects (72.7%).
- Wound related TEAEs were reported in 9/100 (9.0%) wounds.

Takeaways for EB-101 and next steps

Vish Seshadri
Chief Executive Officer

Positive VIITAL results reinforce EB-101 value proposition

- Statistically significant and clinically meaningful results across endpoints in VIITAL
  - Wound healing by investigator assessment at all levels vs. control
  - Pain reduction reported by patient vs. control
- More pronounced pain reduction for wounds with severe baseline pain
- No serious treatment-related adverse events observed, consistent with past clinical experience
- Further details with additional exploratory endpoints will be presented at a future scientific meeting
- VIITAL results along with the Phase 1/2a long term follow-up results[1] form the basis for the value proposition of EB-101 with potential for durable wound healing and pain reduction with a one-time treatment

1. So, J.Y., Nazaroff, J., Iwummadu, C.V. et al. Long-term safety and efficacy of gene-corrected autologous keratinocyte grafts for recessive dystrophic epidermolysis bullosa. Orphanet J Rare Dis 17, 377 (2022). https://doi.org/10.1186/s13023-022-02546-9

Phase 1/2a data complements VIITAL with evidence of multi-year wound healing and pain reduction after EB-101

% of Wounds with ≥50% Healing

6-month timepoint agreed with FDA for efficacy primary endpoints



95
95
68
71
69
93
80
80
89
100
3
6
12
24
36
48
60
72
84
96
Months after Treatment

Overall Wound Pain: Relief Associated with EB-101



% Painful Wounds (n/N)
(20/38)
53
(0/38)
0
(6/38)
15.8
(2/38)
5.3
(3/38)
7.9
(0/26)
0
(0/15)
0
(0/15)
0
(0/5)
0
0
3
6
12
24
36
48
60
72
Months after Treatment

Key Findings from Phase 1 / 2 Study

- Average surface area healed per patient: >130 cm^2 and >120 cm^2 at 3 and 6 months, respectively
- Evidence for healing of extremely large wounds (up to 400 cm^2) that were open for 16+ years
- Considerable reduction in wound burden at mean 5.9 years follow-up
- Long-term symptomatic relief, including reduction in pain

Abeona THERAPEUTICS



EB-101 Anticipated Next Steps

Regulatory

- BLA filing in 2Q 2023
- Application for Priority Review Voucher at time of BLA filing
- Potential BLA approval in 1Q 2024

Commercial Launch

- Initiate launch preparation activities in 1Q 2023 while continuing to explore partnership opportunities

Abeona
THERAPEUTICS

Q&A